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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 7, 1994
                                                          -------------



                                  SALOMON INC
              ---------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                1-4346            22-1660266
     -----------------------------------------------------------------
(State or other                 (Commission         (IRS Employer
jurisdiction of                 File Number)        Identification No.)
incorporation)



Seven World Trade Center, New York, New York                       10048
- --------------------------------------------                       -----
  (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (212) 783-7000
                                                   --------------
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Item 7.  Financial Statement, Pro Forma Financial
          Information and Exhibits.

          25. Form T-1 Statement of Eligibility of The First National Bank of Chicago, under the Trust Indenture Act of 1939.
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                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      SALOMON INC
                                               -------------------------
                                                      (Registrant)



Date:  March 7, 1994                      By: /s/ William J. Jennings
                                              ____________________________
                                              Name: William J. Jennings
                                              Title: Senior Vice President
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                                 EXHIBIT INDEX



           Exhibit                                            Page Number



             25.    Form T-1 Statement of Eligibility of
                    The First National Bank of Chicago.             5